SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 16, 2001

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5. Other Events

On October 16, 2001, Riviera Holdings Corporation (RHC) announced through a press release that it would release its third quarter, 2001 financial results on October 23, 2001. The Company also invited all interested parties to listen to its conference call regarding the release of its third quarter results live over the internet on Tuesday, October 23, 2001 at 2 p.m. EST. A copy of the press release announcing these events is filed as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99 Press Release dated October 16, 2001, announcing the date RHC will release its third quarter, 2001 financial results and inviting interested parties to listen to its third quarter conference call over the internet.














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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2001                           RIVIERA HOLDINGS CORPORATION


                                                     By: /s/ Duane Krohn
                                                     Treasurer and CFO











































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                                  EXHIBIT INDEX


 Exhibit
 Number                            Description

  99 Press Release dated October 16, 2001, announcing the date RHC will release its third quarter, 2001 financial results and inviting interested parties to listen to its third quarter conference call over the internet.